UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2018

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-37861	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed on May 21, 2018, MabVax Therapeutics Holdings, Inc., (“we”, “us”, or the “Company”) notified the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) that we would not be timely filing our Quarterly Report on Form 10-Q for the period ended March 31, 2018 (the “Form 10-Q”) as required for continued listing on Nasdaq, in accordance with Nasdaq Listing Rule 5250(c)(1). Following such notification, on May 21, 2018, we received a letter (the “Letter”), issued pursuant to Nasdaq Listing Rule 5810(c)(2), from the Staff, stating that due to the delay in filing the Form 10-Q, we do not satisfy Nasdaq Listing Rule 5250(c)(1), and have been granted 60 calendar days from the date of the Letter to submit a plan to regain compliance with the filing requirement. If the Staff accepts our plan, the Staff may grant us a grace period of up to 180 calendar days from the due date to file the Form 10-Q to regain compliance, or until November 12, 2018. There can be no assurance that we will present a plan acceptable to the Staff or that we will be able to file the Form 10-Q within an extension of time that may be granted by the Staff.

Item 8.01	Other Events.

In accordance with the terms of the Letter, on May 24, 2018, the Company issued a press release disclosing receipt of the Letter and the above terms of the Letter. A copy of the press release is furnished as Exhibit 99.1 to this Report.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

The foregoing includes statements that constitute “forward-looking” statements, as such term is defined in the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “plan,” or the negative of those terms or other comparable terminology. These forward-looking statements are subject to the safe harbor protection provided by the federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, the ability of the Company to timely file its periodic Exchange Act reports, the ability of the Company to regain and maintain compliance with Nasdaq continued listing requirements and the risk factors described in our Annual Report on Form 10-K filed on April 2, 2018. Because these forward-looking statements are subject to risks and uncertainties, actual developments and results may differ materially from those express or implied by the forward-looking statements. The forward-looking statements in this filing are made only as of the date hereof, and unless otherwise required by applicable securities laws, we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.
The following exhibit is furnished as part of this Amended Current Report on Form 8-K:

99.1	Press Release, dated May 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: May 24, 2018	By:	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer